UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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PGT INNOVATIONS, INC.

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Your Vote Counts! PGT INNOVATIONS, INC. 2023 Annual Meeting Vote by June 19, 2023 11:59 PM ET. PGT INNOVATIONS, INC. ATTN: RYAN QUINN 1070 TECHNOLOGY DRIVE NORTH VENICE, FL 34275 V14589-P92194 You invested in PGT INNOVATIONS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the 2023 Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 20, 2023. Get informed before you vote View the 2022 Annual Report on Form 10-K and 2023 Proxy Statement online by going to www.proxydocs.com/PGTI OR you can receive a free paper or email copy of the material(s) by requesting prior to June 5, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.Proxyvote.com Control # Smartphone users Point your camera here and vote without entering a control number Virtually at: Vote Virtually at the Meeting* June 20, 2023 2:00 PM ET www.virtualshareholdermeeting.com/PGTI2023 *Please check the meeting materials for any special requirements for meeting attendance. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. To elect four Class II directors, nominated by the Board of Directors, each to serve until the 2026 Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified: Nominees: 01) Richard D. Feintuch 02) Jeffrey T. Jackson 03) Brett N. Milgrim 04) Frances Powell Hawes For 2. To approve the compensation of our Named Executive Officers on an advisory basis. For 3. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2023 fiscal year. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. For V14590-P92194